Exhibit (t)(1)

Tortoise Energy Infrastructure Corporation

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Jeffrey Kruske and Sean Wickcliffe, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, relating to Tortoise Energy Infrastructure Corporation, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: February 27, 2026

/s/ Conrad S. Ciccotello
Conrad S. Ciccotello

Tortoise Energy Infrastructure Corporation

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Jeffrey Kruske or Sean Wickliffe, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, relating to Tortoise Capital Series Trust, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: February 27, 2026

/s/ Carrie Schoffman
Carrie Schoffman

Tortoise Energy Infrastructure Corporation

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Jeffrey Kruske and Sean Wickliffe, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, relating to Tortoise Capital Series Trust, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand as of the date below.

DATED: February 27, 2026

/s/ Alexandra A. Herger
Alexandra A. Herger

Tortoise Energy Infrastructure Corporation

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Jeffrey Kruske and Sean Wickcliffe, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, relating to Tortoise Energy Infrastructure Corporation, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: February 27, 2026

/s/ Tom Florence
Tom Florence

Tortoise Energy Infrastructure Corporation

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Jeffrey Kruske and Sean Wickcliffe, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-2 under the Securities Act of 1933, as amended, relating to Tortoise Energy Infrastructure Corporation, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: February 27, 2026

/s/ Andy Iseman
Andy Iseman